UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

American Metals Recovery and Recycling Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-168089
(State or other jurisdiction of incorporation)	(Commission File Number)

61 Broadway, 32nd Floor

New York, NY 10006

(Address of Principal Executive Office)

Premier Oil Field Services, Inc.

350 Madison Avenue, 21st Floor, New York, New York

254 Savanna Hill Drive, Rockwall, Texas 75032

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (917) 289-1998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2014, American Metals Recovery and Recycling Inc., f/k/a Premier Oil Field Services, Inc. (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation, changing its name from “Premier Oil Field Services, Inc.,” to “American Metals Recovery and Recycling Inc.” (the “Name Change”). The Name Change became effective with the State of Nevada on May 1, 2014.

Item 8.01 Other Events; Voluntary Stock Symbol Change

The market effective date for the Company’s name change to American Metals Recovery and Recycling Inc. is May 2, 2014. In connection with the Name Change, as of the market open on May 2, 2014, the trading symbol of the Company’s common stock will change from PRDS to AMRR and its new CUSIP will be 027486109.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Metals Recovery and Recycling Inc.

/s/ Gordon Muir

Gordon Muir

Chief Executive Officer

Date: May 1, 2014